UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2026

PROCEPT BIOROBOTICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-40797	26-0199180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
150 Baytech Drive
San Jose, California 95134
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (650) 232-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	PRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure
PROCEPT BioRobotics Corporation (the “Company”) will host an Investor Day on February 26, 2026 at the NASDAQ Headquarters in New York City beginning at 8:00 a.m. Eastern Time. A copy of the Investor Day presentation is furnished as Exhibit 99.1 to this report and is incorporated herein by reference and constitutes a part of this report.

A live and an archived recording of the Investor Day will be available on the “Investors” section of the Company’s website at https://ir.procept-biorobotics.com.

The information included under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Day Presentation dated February 26, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCEPT BIOROBOTICS CORPORATION

Date: February 26, 2026	By:	/s/ Alaleh Nouri
Alaleh Nouri
EVP, Chief Legal Officer and Secretary